ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
ACQUISITIONS AND DISPOSITIONS
 ACQUISITIONS AND DISPOSITIONS

ACQUISITIONS
Spectra Energy Corp
On February 27, 2017, Enbridge and Spectra Energy combined in the Merger Transaction for a purchase price of $37.5 billion. Under the terms of the Merger Transaction, Spectra Energy shareholders received 0.984 shares of Enbridge common stock for each share of Spectra Energy common stock that they owned, giving us 100% ownership of Spectra Energy.

Consideration offered to complete the Merger Transaction included 691 million common shares of Enbridge at US$41.34 per share, based on the February 24, 2017 closing price on the New York Stock Exchange (NYSE), for a total value of $37,429 million in common shares issued to Spectra Energy shareholders, plus approximately $3 million in cash in lieu of any fractional shares, and 3.5 million share options with a fair value of $77 million, that were exchanged for Spectra Energy’s outstanding stock compensation awards.

Spectra Energy, through its subsidiaries and equity affiliates, owns and operates a large and diversified portfolio of complementary natural gas-related energy assets and is one of North America’s leading natural gas infrastructure companies. Spectra Energy also owns and operates a crude oil pipeline system that connects Canadian and United States producers to refineries in the United States Rocky Mountain and Midwest regions. The combination brings together two highly complementary platforms to create North America’s largest energy infrastructure company and meaningfully enhances customer optionality, positioning us for long-term growth opportunities, and strengthening our balance sheet.

The Merger Transaction has been accounted for as a business combination under the acquisition method of accounting as prescribed by Accounting Standards Codification (ASC) 805 Business Combinations. The acquired tangible and intangible assets and assumed liabilities are recorded at their estimated fair values at the date of acquisition.

The purchase price allocation has been completed as at December 31, 2017, along with the allocation of goodwill to reporting units (Note 16). Our reporting units are equivalent to our identified segments with the exception of the Gas Transmission and Midstream segment, which is composed of two reporting units: gas transmission and gas midstream.

The following table summarizes the estimated fair values that were assigned to the net assets of Spectra Energy:

February 27,	2017
(millions of Canadian dollars)
Fair value of net assets acquired:
Current assets (a)	2,432
Property, plant and equipment, net (b)	33,555
Restricted long-term investments	144
Long-term investments (c)	5,000
Deferred amounts and other assets (d)	2,390
Intangible assets, net (e)	1,288
Current liabilities (a)	(3,982)
Long-term debt (d)	(21,444)
Other long-term liabilities	(1,983)
Deferred income taxes (b)	(7,670)
Noncontrolling interests (f)	(8,877)
853
Goodwill (g)	36,656
37,509
Purchase price:
Common shares	37,429
Cash	3
Fair value of outstanding earned stock compensation awards recorded in Additional paid-in capital	77
37,509

a)
Accounts receivable is comprised primarily of customer trade receivables and natural gas imbalances. As such, the fair value of accounts receivable approximates the net carrying value of $1,174 million. The gross amount due of $1,190 million, of which $16 million is not expected to be collected, is included in current assets.

During the fourth quarter of 2017, we identified certain transactions that were not reflected in the purchase price equation. This resulted in a $67 million and $548 million increase in current assets and current liabilities, respectively, and a $481 million decrease in long-term debt.

b)
We have applied the valuation methodologies described in ASC 820 Fair Value Measurements and Disclosures, to value the property, plant and equipment purchased. The fair value of Spectra Energy’s rate-regulated property, plant and equipment was determined using a market participant perspective, which is their carrying amount. The fair value of the remaining non-regulated property, plant and equipment was determined primarily using variations of the income approach, which is based on the present value of the future after-tax cash flows attributable to each non-regulated asset. Some of the more significant assumptions inherent in the development of the values, from the perspective of a market participant, include, but are not limited to, the amount and timing of projected future cash flows (including revenue and profitability); the discount rate selected to measure the risks inherent in the future cash flows; the assessment of the asset’s life cycle; the competitive trends impacting the asset; and customer turnover.

During the third quarter of 2017, Spectra Energy's right-of-way agreements were reclassified from intangible assets to property, plant and equipment to conform the presentation of these agreements with our accounting policy pertaining to rights-of-way. The purchase price allocation above reflects this reclassification, which amounted to $830 million as at February 27, 2017. There is no change in the amortization period for the right-of-way agreements as a result of this reclassification.

During the fourth quarter of 2017, we finalized our fair value measurement of the BC Pipeline & Field Services businesses, which resulted in decreases to property, plant and equipment of $1,955 million and deferred income tax liabilities of $661 million as at February 27, 2017.

c)
Long-term investments represent Spectra Energy’s 50% equity investment in DCP Midstream LLC (DCP Midstream), Gulfstream Natural Gas System, L.L.C., Nexus Gas Transmission, LLC (Nexus), Steckman Ridge LP, Islander East Pipeline Company, L.L.C., Southeast Supply Header L.L.C., and 20% equity interest in PennEast Pipeline Company LLC (PennEast). The fair value of these investments was determined using an income approach.

d)     Fair value of long-term debt was determined based on the current underlying Government of Canada and United States Treasury interest rates on the corresponding bonds, as well as an implied credit spread based on current market conditions and resulted in an increase in the book value of debt of $1.5 billion. The fair value adjustment to long-term debt related to rate-regulated entities of $629 million also results in a regulatory offset in Deferred amounts and other assets in the Consolidated Statements of Financial Position.

During the fourth quarter of 2017, deferred amounts and other assets decreased by $530 million as at February 27, 2017 due to the finalization of BC Pipelines & Field Services' fair value measurement, as discussed under (b) above.

During the fourth quarter of 2017, we identified certain transactions that were not reflected in the purchase price equation. This resulted in a $481 million decrease in long-term debt, as discussed under (a) above.

e)
Intangible assets primarily consist of customer relationships in the non-regulated business, which represent the underlying relationship from long-term agreements with customers that are capitalized upon acquisition, determined using the income approach. Intangible assets are amortized on a straight-line basis over their expected lives.

During the third quarter of 2017, intangible assets decreased by $830 million as at February 27, 2017 due to a reclassification to property, plant and equipment, as discussed under (b) above.

The fair value of intangible assets acquired through the Merger Transaction, by major classes is as follows:

	Weighted Average	Fair
As at February 27, 2017	Amortization Rate	Value
(millions of Canadian dollars)
Customer relationships[1]	3.7%	739
Project agreement[2]	4.0%	105
Software	11.1%	329
Other	4.2%	115
		1,288

1	Represents customer relationships in the non-regulated business, which were capitalized upon acquisition.

2
Represents a project agreement between SEP, NextEra Energy, Inc., Duke Energy Corporation (Duke Energy) and Williams Partners L.P. In accordance with the agreement, payments will be made, based on our proportional ownership interest in Sabal Trail Transmission, LLC (Sabal Trail), as certain milestones of the project are met. Amortization of the intangible asset began on July 3, 2017, when Sabal Trail was placed into service (Note 13).

f)
The fair value of Spectra Energy’s noncontrolling interests includes approximately 78.4 million SEP common units outstanding to the public, valued at the February 24, 2017 closing price of US$44.88 per common unit on the NYSE, and units held by third parties in Maritimes & Northeast Pipeline, L.L.C., Sabal Trail and Algonquin Gas Transmission, L.L.C., valued based on the underlying net assets of each reporting unit and preferred stock held by third parties in Union Gas and Westcoast Energy Inc.

During the third quarter of 2017, we finalized our fair value measurement of Sabal Trail, which resulted in an increase to noncontrolling interests of $85 million as at February 27, 2017.

g)
We recorded $36.7 billion in goodwill, which is primarily related to expected synergies from the Merger Transaction. The goodwill balance recognized is not deductible for tax purposes. Factors that contributed to the goodwill include the opportunity to expand our natural gas pipelines segment, the potential for cost and supply chain optimization synergies, existing assembled assets and work force that cannot be duplicated at the same cost by a new entrant, franchise rights and other intangibles not separately identifiable because they are inextricably linked to the provision of regulated utility service and the enhanced scale and geographic diversity which provide greater optionality and platforms for future growth.

During the third quarter of 2017, goodwill increased by $85 million as at February 27, 2017 due to the finalization of the fair value measurement of Sabal Trail as discussed under (f) above.

During the fourth quarter of 2017, goodwill increased by $1,824 million as at February 27, 2017 due to the finalization of the fair value measurement of BC Pipelines & Field Services as discussed under (b) above.

Acquisition-related expenses incurred were approximately $231 million. Costs incurred for the years ended December 31, 2017 and 2016 of $180 million and $51 million, respectively, are included in Operating and administrative expense in the Consolidated Statements of Earnings.

Upon completion of the Merger Transaction, we began consolidating Spectra Energy. Since the closing date of February 27, 2017 through December 31, 2017, Spectra Energy has generated approximately $5,740 million in revenues and $2,574 million in earnings.

Our supplemental pro forma consolidated financial information for the years ended December 31, 2017 and 2016, including the results of operations for Spectra Energy as if the Merger Transaction had been completed on January 1, 2016 are as follows:

Year ended December 31,	2017	2016
(unaudited; millions of Canadian dollars)
Revenues	45,669	40,934
Earnings attributable to common shareholders[1]	2,902	2,820

1	Merger Transaction costs of $180 million (after-tax $131 million) were excluded from earnings for the year ended December 31, 2017.

Tupper Main and Tupper West
On April 1, 2016, we acquired the Tupper Main and Tupper West gas plants and associated pipelines (the Tupper Plants) located in northeastern BC for cash consideration of $539 million. The purchase price for the Tupper Plants was equal to the fair value of identifiable net assets acquired and accordingly, we did not recognize any goodwill as part of the acquisition. Transaction costs incurred by us totaled approximately $1 million and are included in Operating and administrative expense in the Consolidated Statements of Earnings. The Tupper Plants are a part of our Gas Transmission and Midstream segment.

Since the closing date through December 31, 2016, the Tupper Plants generated approximately $33 million in revenues and $22 million in earnings before interest and income taxes. If the acquisition had closed on January 1, 2016, the Consolidated Statements of Earnings for the year ended December 31, 2016 would have shown revenues of $44 million and earnings before interest and income taxes of $28 million.

The final purchase price allocation was as follows:

April 1,	2016
(millions of Canadian dollars)
Fair value of net assets acquired:
Property, plant and equipment	288
Intangible assets	251
539
Purchase price:
Cash	539

In 2018, the assets of the Tupper Plants were subsequently reclassified to assets held for sale and sold as part of the provincially regulated assets of the Canadian Natural Gas Gathering and Processing transaction. See Assets Held for Sale section below for further details of the transaction.

OTHER ACQUISITIONS
Chapman Ranch Wind Project
On September 9, 2016, we acquired a 100% interest in the 249 megawatt (MW) Chapman Ranch Wind Project (Chapman Ranch) located in Texas for cash consideration of $65 million (US$50 million), of which $62 million (US$48 million) was allocated to property, plant and equipment and the balance allocated to Intangible assets. On November 2, 2016, we invested a further $40 million (US$30 million) in Chapman Ranch, of which $23 million (US$17 million) was related to Property, plant and equipment and the balance related to Intangible assets. There would have been no effect on our earnings if the transaction had occurred on January 1, 2016 as the project was under construction and had not generated revenues to date. Chapman Ranch is a part of our Green Power and Transmission segment.

New Creek Wind Project
In November 2015, we acquired a 100% interest in the 103 MW New Creek Wind Project (New Creek) for cash consideration of $48 million (US$36 million), with $35 million (US$26 million) of the purchase price allocated to Property, plant and equipment and the balance allocated to Intangible assets. New Creek was placed into service in December 2016 and is a part of our Green Power and Transmission segment.

Midstream Business
On February 27, 2015, EEP acquired, through its partially-owned subsidiary, Midcoast Energy Partners, L.P. (MEP), the midstream business of New Gulf Resources, LLC located in Texas for $106 million (US$85 million) in cash and a contingent future payment of up to $21 million (US$17 million). The acquisition consisted of a natural gas gathering system that is in operation and is a part of our Gas Transmission and Midstream segment. Of the purchase price, we allocated $69 million (US$55 million) to Property, plant and equipment and the balance to Intangible assets. In 2016, we determined that the likelihood of making any future contingent payments was remote.

ASSETS HELD FOR SALE
Enbridge Gas New Brunswick
In December 2018, we entered into an agreement for the sale of Enbridge Gas New Brunswick Limited Partnership and Enbridge Gas New Brunswick Inc. (collectively, EGNB) to Liberty Utilities (Canada) LP, a wholly-owned subsidiary of Algonquin Power and Utilities Corp., for a cash purchase price of $331 million. EGNB operates and maintains natural gas distribution pipelines in southern New Brunswick, and its related assets are included in our Gas Distribution segment. Subject to certain regulatory approvals and customary closing conditions, the transaction is expected to close in 2019.

As these assets represented a portion of a reporting unit, we allocated a portion of the goodwill of the reporting unit to these assets using a relative fair value approach. As such, we have classified EGNB assets and an allocated goodwill of $133 million as held for sale and measured them at the lower of their carrying value or fair value less costs to sell. As the carrying value does not exceed the fair value, no impairment has been recorded for the year ended December 31, 2018.

Canadian Natural Gas Gathering and Processing Businesses
On July 4, 2018, we entered into agreements to sell our Canadian natural gas gathering and processing businesses to Brookfield Infrastructure Partners L.P. and its institutional partners for a cash purchase price of approximately $4.3 billion, subject to customary closing adjustments. Separate agreements were entered into for those facilities currently governed by provincial regulations and those governed by federal regulations (collectively, Canadian Natural Gas Gathering and Processing Businesses assets). On October 1, 2018, we closed the sale of the provincially regulated facilities for proceeds of approximately $2.5 billion. These assets were included within our Gas Transmission and Midstream segment. Please see Dispositions discussion below for further details regarding the transaction.

As at December 31, 2018, the net assets of the federally regulated facilities of our Canadian Natural Gas Gathering and Processing Business remain classified as held for sale, including $55 million of allocated goodwill. The sale of the federally regulated facilities is expected to close in mid-2019 for proceeds of approximately $1.8 billion.

In addition, upon classifying the Canadian Natural Gas Gathering and Processing Businesses assets as held for sale in the third quarter of 2018, as these assets represented a portion of a reporting unit, we allocated a portion of the goodwill of the reporting unit to these assets using a relative fair value approach. As a result of the goodwill allocation, the carrying value of Canadian Natural Gas Gathering and Processing Businesses assets is greater than the sale price consideration less the cost to sell. Therefore, we recorded a goodwill impairment of $1,019 million on the Consolidated Statements of Earnings for the year ended December 31, 2018. The held for sale classification represented a triggering event and required us to perform a goodwill impairment test for the related reporting unit. The results of the test did not indicate any additional goodwill impairment.

Line 10 Crude Oil Pipeline
In the first quarter of 2018, we satisfied the condition as set out in our agreements for the sale of our Line 10 crude oil pipeline (Line 10), which originates near Hamilton, Ontario and terminates at West Seneca, New York. Our subsidiaries, Enbridge Pipelines Inc. and EEP, own the Canadian and United States portions of Line 10, respectively, and the related assets are included in our Liquids Pipeline segment.

We expect to close the sale of Line 10 within one year, subject to regulatory approval and certain closing conditions. As such, during the first quarter of 2018, we classified Line 10 assets as held for sale and measured them at the lower of their carrying value or fair value less costs to sell, which resulted in a loss of $154 million ($95 million after-tax attributable to us) included within Asset impairment on the Consolidated Statements of Earnings for the year ended December 31, 2018.

St. Lawrence Gas Company, Inc.
In August 2017, we entered into an agreement to sell the issued and outstanding shares of St. Lawrence Gas Company, Inc. (St. Lawrence Gas) for cash proceeds of approximately $96 million (US$70 million). Subject to regulatory approval and certain pre-closing conditions, the transaction is expected to close in 2019. As at December 31, 2018 and 2017, St. Lawrence Gas, which is a part of our Gas Distribution segment, was classified as held for sale in the Consolidated Statements of Financial Position.

The table below summarizes the presentation of net assets held for sale in our Consolidated Statements of Financial Position.

	December 31, 2018	December 31, 2017
(millions of Canadian dollars)
Accounts receivable and other (current assets held for sale)	117	424
Deferred amounts and other assets (long-term assets held for sale)[1]	2,383	1,190
Accounts payable and other (current liabilities held for sale)	(63)	(315)
Other long-term liabilities (long-term liabilities held for sale)	(96)	(34)
Net assets held for sale	2,341	1,265

1	Included within Deferred amounts and other assets at December 31, 2018 and 2017 respectively is property, plant and equipment of $2.1 billion and $1.1 billion.

DISPOSITIONS
Canadian Natural Gas Gathering and Processing Businesses
On October 1, 2018, we closed the sale of the provincially regulated facilities of the Canadian Natural Gas Gathering and Processing Businesses assets for proceeds of approximately $2.5 billion. After closing adjustments, a gain on disposal of $34 million before tax was included in Other income/(expense) in the Consolidated Statements of Earnings. Please see Assets Held for Sale discussion above for further details regarding the transaction.

Renewable Assets
On August 1, 2018, we closed the sale of a 49% interest in all of our Canadian renewable assets, a 49% interest in two United States renewable assets and 49% of our interest in the Hohe See Offshore wind power project and its subsequent expansion, both concurrently under construction in Germany, (collectively, the Renewable Assets) to the Canada Pension Plan Investment Board (CPPIB). Total cash proceeds from the transaction were $1.75 billion. In addition, CPPIB will fund their pro-rata share of the remaining capital expenditures on the Hohe See Offshore wind power project. We maintain a 51% interest in the Renewable Assets and will continue to manage, operate and provide administrative services for these assets.

A loss on disposal of $20 million (€14 million) was included in Other income/(expense) in the Consolidated Statements of Earnings for the sale of 49% of our interest in the Hohe See Offshore wind power project and its subsequent expansion. Subsequent to the sale, the remaining interests in these assets continue to be accounted for as an equity method investment, and are a part of our Green Power and Transmission segment.

Gains of $62 million and $17 million (US$13 million) were included in Additional paid-in capital in the Consolidated Statements of Financial Position for the sale of 49% interest in the Canadian and United States renewable assets, respectively. Subsequent to the sale, because we maintained a controlling interest, these assets continue to be consolidated and are a part of our Green Power and Transmission segment. In addition, we recognized noncontrolling interests in our Consolidated Statements of Financial Position as at December 31, 2018 to reflect the interests that we do not hold (Note 20).

Also, a deferred income tax recovery of $267 million ($196 million attributable to us) was recorded in the year ended December 31, 2018 as a result of the agreement entered into during the second quarter of 2018 for the Renewable Assets (Note 25).

In connection with our sale of the Renewable Assets, we have new consolidated and unconsolidated VIEs (Note 12).

Midcoast Operating, L.P.
On August 1, 2018, we closed the sale of Midcoast Operating, L.P. and its subsidiaries (collectively, MOLP) to AL Midcoast Holdings, LLC (an affiliate of ArcLight Capital Partners, LLC) for total cash proceeds of $1.4 billion (US$1.1 billion). After closing adjustments recorded in the fourth quarter of 2018, a loss on disposal of $41 million (US$32 million) was included in Other income/(expense) in the Consolidated Statements of Earnings. MOLP conducted our United States natural gas and natural gas liquids gathering, processing, transportation and marketing businesses, and was a part of our Gas Transmission and Midstream segment.

Upon closing of the sale, we also recorded a liability of $387 million (US$298 million) for future volume commitments retained by us. The associated loss is included in the loss on disposal of $41 million discussed above. As at December 31, 2018, $79 million (US$58 million) and $296 million (US$216 million) were included in Accounts payable and other and Other long-term liabilities, respectively, on the Consolidated Statements of Financial Position.

In the second quarter of 2018, our equity method investment in the Texas Express NGL pipeline system, together with the MOLP assets that have been held for sale since December 31, 2017, also met the conditions for assets held for sale. The $447 million carrying value of Texas Express NGL pipeline system equity investment and an allocated goodwill of $262 million, were included within the disposal group as at June 30, 2018 and subsequently disposed on August 1, 2018.

In the first quarter of 2018, as a result of entering into a definitive sales agreement, the fair value of the assets held for sale as at March 31, 2018 were revised based on the sale price. Accordingly, we recorded a loss of $913 million ($701 million after-tax). This loss has been included within Asset impairment on the Consolidated Statements of Earnings for the year ended December 31, 2018.

Previously as at December 31, 2017, we classified these assets as held for sale and measured them at the lower of their carrying value or fair value less costs to sell, which resulted in an asset impairment loss of $4.4 billion ($2.8 billion after-tax) and a related goodwill impairment of $102 million, which were included in the Consolidated Statement of Earnings for the year ended December 31, 2017.

Sandpiper Project
During the years ended December 31, 2018 and 2017, we sold unused pipe related to the Sandpiper Project (Sandpiper) for cash proceeds of approximately $38 million (US$30 million) and $148 million (US$111 million), respectively. Gains on disposal of $29 million (US$22 million) and $83 million (US$63 million) before tax were included in Operating and administrative expense in the Consolidated Statements of Earnings for the years ended December 31, 2018 and 2017, respectively. These assets were a part of our Liquids Pipelines segment.

Olympic Pipeline
On July 31, 2017, we completed the sale of our interest in Olympic Pipeline for cash proceeds of approximately $203 million (US$160 million). A gain on disposal of $27 million (US$21 million) before tax was included in Other income/(expense) in the Consolidated Statements of Earnings. This interest was a part of our Liquids Pipelines segment.

Ozark Pipeline
In 2016, we classified the Ozark Pipeline assets as held for sale. On March 1, 2017, we completed the sale of the Ozark Pipeline assets to a subsidiary of MPLX LP for cash proceeds of approximately $294 million (US$220 million), including reimbursement of costs. A gain on disposal of $14 million (US$10 million) before tax was included in Operating and administrative expense in the Consolidated Statements of Earnings. These assets were a part of our Liquids Pipelines segment.

South Prairie Region
On December 1, 2016, we completed the sale of the South Prairie Region assets for cash proceeds of approximately $1.1 billion. A gain on disposal of $850 million before tax was included in Other income/(expense) in the Consolidated Statements of Earnings. These assets were a part of our Liquids Pipelines segment.

OTHER DISPOSITIONS
In December 2016, we sold other miscellaneous non-core assets for cash proceeds of approximately $286 million.